UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2013 (May 7, 2013)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33805	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On May 7, 2013, the shareholders of Och-Ziff Capital Management Group LLC (the “Company”) approved the adoption of the Company’s 2013 Incentive Plan (the “2013 Plan”), which was previously approved by the Company’s Compensation Committee and Board of Directors. The 2013 Plan provides that the Company or certain participating subsidiaries or affiliates may grant or sell equity-based awards based on or consisting of Class A Shares, Class B Shares, and interests in the members of the Och-Ziff Operating Group.

A summary of the 2013 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2013 (the “Definitive Proxy Statement”) in connection with the 2013 Annual Meeting of Shareholders, under the section entitled “Summary of the 2013 Plan” beginning on page 19 of the Definitive Proxy Statement. The summary of the 2013 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2013 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company’s Annual Meeting of Shareholders was held on May 7, 2013.

(b)	At the Annual Meeting, the Shareholders:

(i)	elected Daniel S. Och and Jerome P. Kenney to serve as Class III directors of the Company, each to serve for a three-year term and until their successors are duly elected or appointed and qualified;

(ii)	approved the adoption of the Company’s 2013 Incentive Plan; and

(iii)	ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Set forth below, with respect to each matter above are, as applicable, the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1.	Election of Directors.

Nominee	Votes For	Withheld	Broker Non-Votes
Daniel S. Och	329,067,229	971,507	41,787,173
Jerome P. Kenney	310,827,675	19,211,061	41,787,173

2.	Approval of adoption of the Company’s 2013 Incentive Plan.

Votes For	295,435,385
Votes Against	34,238,223
Abstentions	365,128
Broker Non-Votes	41,787,173

3.	Ratification of Selection of Independent Registered Public Accounting Firm.

Votes For	371,331,665
Votes Against	304,584
Abstentions	189,660

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	The Och-Ziff Capital Management Group LLC 2013 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer, Senior Chief Operating Officer and Executive Managing Director

May 8, 2012

Exhibit Index

Exhibit No.	Description

10.1	The Och-Ziff Capital Management Group LLC 2013 Incentive Plan